Exhibit 32.1

FORM OF CERTIFICATION

PURSUANT TO RULE 13a-14 AND 15d-14

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In connection with the Annual Report of Mojo Organics, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 13, 2023	/s/ Glenn Simpson
	Name:	Glenn Simpson
	Title:	Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)